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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 31, 2000


                                   AETNA INC.
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             (Exact Name of Registrant as Specified in its Charter)



    Connecticut                  1-11913                    02-0488491
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   (State or Other              (Commission               (IRS Employer
   Jurisdiction of              File Number)         Identification No.)
    Incorporation)




         151 Farmington Avenue
         Hartford, Connecticut                            06156
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(Address of Principal Executive Offices)               (Zip Code)




                                 (860) 273-0123
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              (Registrant's telephone number, including area code)




                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  Other Events.

         On May 31, 2000, Aetna Inc. issued a press release announcing that it has begun talks that could lead to the sale of all or part of its financial services and international businesses. The press release is attached hereto as
Exhibit 99.1.

Exhibit 99.1 - Press Release dated May 31, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AETNA INC.



Date: June 1, 2000                   By:/s/ Alan M. Bennett
                                       ---------------------------------
                                       Name: Alan M. Bennett
                                       Title: Vice President and
                                              Corporate Controller